SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: May 6, 2014
(Date of Earliest Event Reported: May 2, 2014)

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300 Lake Forest, Illinois 60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition

On May 6, 2014, Akorn, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07           Submission of Matters to a Vote of Security Holders

On May 2, 2014, the Company held its annual meeting of shareholders.  At that meeting, by proxy vote, the shareholders of the Company voted affirmatively to elect seven directors, to ratify the Audit Committee’s selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, to approve the adoption of the Akorn, Inc. 2014 Stock Option Plan, and to approve by non-binding advisory vote the Company’s current executive compensation program.  A total of 96,653,483 shares were entitled to vote of which 92,835,523, or 96.04%, voted.

1.

Election of Directors. The following seven individuals were elected to serve as directors of the Company for a one-year term beginning immediately and ending on the date of the Company’s 2015 annual meeting of shareholders:

Nominee	Votes For	% Voted For	Votes Withheld	% Voted Withheld
John N. Kapoor, Ph.D. (Chairman)	84,309,830	97.85%	1,852,204	2.15%
Kenneth S. Abramowitz	48,466,563	56.25%	37,695,471	43.75%
Adrienne L. Graves, Ph.D.	85,227,333	98.92%	934,701	1.08%
Ronald M. Johnson	37,821,749	43.90%	48,340,285	56.10%
Steven J. Meyer	48,478,188	56.26%	37,683,846	43.74%
Brian Tambi	84,511,417	98.08%	1,650,617	1.92%
Alan Weinstein	81,280,113	94.33%	4,881,921	5.67%

2.	Ratification of KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Ratification required affirmative vote of a majority of the votes cast. Voting results were as follows:

	Shares Voted	Percent of Votes Cast
For	92,205,134	99.32%
Against	377,516	0.41%
Abstain	252,873	0.27%
Broker Non-Votes	0	n/a

3.	Approval of the Akorn, Inc. 2014 Stock Option Plan. Approval requires affirmative vote of a majority of votes cast. Voting results were as follows:

	Shares Voted	Percent of Votes Cast
For	74,479,614	86.44%
Against	11,403,299	13.24%
Abstain	279,121	0.32%
Broker Non-Votes	6,673,489	n/a

4.	Non-binding advisory vote to approve the Company’s current executive compensation program. The advice of shareholders is based on the majority of votes cast, with abstentions and non-votes having no impact on the results. Voting results were as follows:

	Shares Voted	Percent of Votes Cast
For	85,598,356	99.34%
Against	204,544	0.24%
Abstain	359,134	0.42%
Broker Non-Votes	6,673,489	n/a

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  See attached exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

		By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Date:	May 6, 2014

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release issued by Akorn, Inc. on May 6, 2014 announcing financial results for the quarter ended March 31, 2014.